UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒                     Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

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Newcastle Investment Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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See the reverse side of this notice to obtainproxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for theShareholder Meeting to Be Held on May 28, 2014. You are receiving this communication because you holdshares in the above named company. This is not a ballot. You cannot use this notice to votethese shares. This communication presents only anoverview of the more complete proxy materials that areavailable to you on the Internet. You may view the proxymaterials online at www.proxyvote.com or easily request apaper copy (see reverse side). We encourage you to access and review all of the importantinformation contained in the proxy materials before voting. Meeting Information Meeting Type: For holders as of: April 02, 2014 Date: Time: May 28, 2014 Location: 0000210241_1 R1.0.0.51160 NEWCASTLE INVESTMENT CORP. NEWCASTLE INVESTMENT CORP. 1345 AVENUE OF THE AMERICAS 46TH FLOOR NEW YORK, NY 10105 Annual Meeting April 02, 2014 May 28, 2014 May 28, 2014 8:00 AM EDTThe Hilton Hotel1335 Avenue of the AmericasNew York, New York 10019 Beekman Suite, 2nd Floor Please Choose One of the Following Voting MethodsVote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possessionof an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any specialrequirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the boxmarked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote .....XXXX XXXX XXXX Before You VoteHow to Access the Proxy MaterialsProxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on thefollowing page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge forrequesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-16393) BY E-MAIL*: sendmaterial@proxyvote.com* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box markedby the arrow (located on the following page) in the subject line. .....XXXX XXXX XXXX .....XXXX XXXX XXXX0000210241_2 R1.0.0.511601. Annual Report 2. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 14, 2014 to facilitate timely delivery.Voting items 0000210241_3 R1.0.0.51160 The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Wesley R. Edens 02 David K. McKown The Board of Directors recommends you vote FOR proposals 2 and 3. 2 To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for Newcastle Investment Corp. for fiscal year 2014.3 To approve the 2014 Newcastle Investment Corp. Non-qualified Stock Option and Incentive Award Plan. NOTE: The Board of Directors may consider and act upon any other business properly presented at the Annual Meeting. If this proxy is properly executed, then your shares will be voted either in the manner you indicate above or, if no direction is indicated, in the manner directed by the Board of Directors (including with respect to any matter not specified above that is properly presented at the Annual Meeting).0000210241_4 R1.0.0.51160